SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                 MARCH 31, 1997

      Bear Stearns Mortgage Securities Inc. (as Depositor under a
      Pooling Agreement dated as of December 1, 1996 providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-10)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


 DELAWARE                           33-62710                   13-3633241
(State or other                (Commission File               (IRS Employer
jurisdiction of                 Number)                       Identification
incorporation)                                                No.)


        245 PARK AVENUE, NEW YORK, NEW YORK                   10167
       (Address of principal executive offices)            (Zip Code)

                                 (212) 272-2000
               Registrant's telephone number, including area code


                         NOT APPLICABLE________________
          (Former name or former address, if changed since last report.)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits

        EXHIBIT NO.

                1.1 Terms Agreement dated as of March 26, 1997 between the Registrant and Bear, Stearns & Co.
                         Inc.

                4.1 Pooling Agreement dated as of March 1, 1997 between the Registrant and First Trust National Association, as Trustee.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           BEAR STEARNS MORTGAGE SECURITIES INC.
                           (Registrant)


                            Date: April 14, 1997

                            By:/s/ Joseph Jurkowski
                            Name:  Joseph Jurkowski
                            Title: Vice President

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BEAR STEARNS MORTGAGE SECURITIES INC.
                                (Registrant)


                            Date: ___________, 1997

                            By:_________________________
                            Name:
                            Title:

                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION

1.1                      Terms Agreement dated as of
                         March 26, 1997 between the
                         Registrant and Bear, Stearns & Co.
                         Inc.

4.1                      Pooling Agreement dated as of
                         March 1, 1997 between the Registrant
                         and First Trust National Association,
                         as Trustee.